Exhibit 10



            AMENDMENT NO. 1 TO CREDIT AGREEMENT


     AMENDMENT dated as of May 30, 1997 to the $350,000,000 Credit Agreement dated as of March 19, 1997 (the "Credit Agreement") among POLAROID CORPORATION (the "Company"), the BANKS party thereto (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent") and THE FIRST NATIONAL BANK OF BOSTON, as Co-Agent.

     WHEREAS, the Company wishes (i) to amend the definition of "Consolidated Adjusted Net Worth" to exclude therefrom the effect of certain adjustments resulting from foreign currency translations and (ii) to amend the definition of "Consolidated EBIT" to eliminate certain adjustments for the effects of the Company's revised application of Statement of Financial Accounting Standard No. 52;

     NOW, THEREFORE, the undersigned parties agree as follows:

     SECTION 1. Defined Terms, References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2.  Amendment of Definitions. (a)  The definition of
"Consolidated Adjusted Net Worth" in Section 1.01 of the Credit
Agreement is amended to read as follows:

      "Consolidated Adjusted Net Worth" means, at any date, the sum of (i) Consolidated Stockholders' Equity as of such date, minus (ii) all write-ups after December 31, 1996 in the book value of any asset owned by the Company or a Consolidated Subsidiary, minus (iii) the carrying value of all Investments in Unconsolidated Joint Ventures carried as assets on the Company's consolidated balance sheet as of such date, to the extent that the carrying value of such Investments as of such date exceeds $25,000,000, plus (iv) without duplication, the cumulative foreign currency translation adjustment at such date if it reduced Consolidated Stockholders' Equity (or minus the cumulative foreign currency translation adjustment at such date if it increased Consolidated Stockholders' Equity), but only to the extent that such cumulative adjustment (whether positive or negative) does not exceed $85,000,000.

     (b) The definition of "Consolidated EBIT" in Section 1.01 of the Credit Agreement is amended to read as follows:

      "Consolidated EBIT" means, for any period, the sum of (i) Consolidated Net Income for such period (excluding any extraordinary item of gain or loss), plus (ii) to the extent deducted in determining Consolidated Net Income for such period, interest expense and federal, state and foreign income taxes, minus (iii) if such period includes the first Fiscal Quarter of 1997, the exchange gain of $15.6 million during such Fiscal Quarter caused by a currency exchange remeasurement resulting from the Company's revised application of Statement of Financial Accounting Standard No. 52.

     SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when the Agent shall have received from each of the Company and the Required Banks either a counterpart hereof signed by such party or facsimile or other written confirmation that such party has signed a counterpart hereof.

     IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                         POLAROID CORPORATION

                         By: /s/ Ralph M. Norwood
                            ----------------------------------
                            Name: Ralph M. Norwood
                            Title: Vice President and Treasurer


                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                         By: /s/ Deborah A. Brodheim
                            ----------------------------------
                            Name: Deborah A. Brodheim
                            Title: Vice President


                         ABN AMRO BANK N.V., BOSTON BRANCH

                         By: /s/ Carol A. Levine
                            ----------------------------------
                            Name: Carol A. Levine
                            Title: Senior Vice President

                         By: /s/ James E. Davis
                            ----------------------------------
                            Name: James E. Davis
                            Title: Group Vice President


                         THE FIRST NATIONAL BANK OF BOSTON

                         By: /s/ Grace A. Barnett
                            ----------------------------------
                            Name: Grace A. Barnett
                            Title: Vice President


                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                         By: /s/ Patrick D. Bonebrake
                            ----------------------------------
                            Name: Patrick D. Bonebrake
                            Title: Assistant Vice President

                         CREDIT LYONNAIS NEW YORK BRANCH

                         By: /s/ Robert Ivosevich
                            ----------------------------------
                            Name: Robert Ivosevich
                            Title: Senior Vice President


                         DEUTSCHE BANK AG, NEW YORK AND/OR
                         CAYMAN ISLANDS BRANCHES

                         By: /s/ Stephen A. Wiedemann
                            ----------------------------------
                            Name: Stephen A. Wiedemann
                            Title: Director

                         By: /s/ Thomas A. Foley
                            ----------------------------------
                            Name: Thomas A. Foley
                            Title: Assistant Vice President


                         THE FIRST NATIONAL BANK OF CHICAGO

                         By: /s/ Jeffrey Lubatkin
                            ----------------------------------
                            Name: Jeffrey Lubatkin
                            Title: Assistant Vice President


                         ROYAL BANK OF CANADA

                         By: /s/ Sheryl L. Greenberg
                            ----------------------------------
                            Name: Sheryl L. Greenberg
                            Title: Senior Manager


                         THE SUMITOMO BANK, LIMITED,
                         NEW YORK BRANCH

                         By: /s/ Leo E. Pagarigan
                            ----------------------------------
                            Name: Leo E. Pagarigan
                            Title: Vice President


                         WACHOVIA BANK OF GEORGIA, N.A.

                         By: /s/ John P. Rafferty
                            ----------------------------------
                            Name: John P. Rafferty
                            Title: Vice President

                         FLEET NATIONAL BANK

                         By: /s/ Roger C. Boucher
                            ----------------------------------
                            Name: Roger C. Boucher
                            Title: Vice President


                         MELLON BANK, N.A.

                         By: /s/ Joseph F. Bond, Jr.
                            ----------------------------------
                            Name: Joseph F. Bond, Jr.
                            Title: Vice President


                         NATIONSBANK, N.A.

                         By: /s/ Patricia G. McCormack
                            ----------------------------------
                            Name: Patricia G. McCormack
                            Title: Senior Vice President


                         PNC BANK, NATIONAL ASSOCIATION

                         By: /s/ Donald V. Davis
                            ----------------------------------
                            Name: Donald V. Davis
                            Title: Vice President